SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K


Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 8, 2001

LEFTBID CORP.
(Exact name of registrant as specified in its charter)


         California			1-16717		91-2021595
(State or other jurisdiction of		(Commission		(I.R.S. Employer
incorporation or organization)	File No.)		 Identification No.)


13314 I Street, Omaha, Nebraska		68137
       (Address of principal executive offices)	        (Zip Code)


(402) 334-5556)
(Registrants telephone number, including area code)

Item 5.	Other Information

Registrant entered into an Agreement For The Exchange of Common Stock dated November 8, 2001 by and between Spicology, Inc., a California corporatioin, and Leftbid.com, Inc., a Nevada Corporation, for an exchange of securities whereby Leftbid.com, Inc., becomes a wholly owned subsidiary of Spicology, Inc. Such Agreement is recited below in total.

On November 20, 2001, Spicology, Inc., filed with the Secretary of State of California, a Certificate of Amendment to Articles
Of Incorporation of Spicology, Inc., whereby the name of the Corporatioin was changed to Leftbid Corp. Such Certificate
Of Amendent to Articles of Incorporation was received by The State of California and recorded as of November 28, 2001.

Registrant is not profitable at the present time and does not expect to be in the near future. Registrant has limited financial resources and there can be no assurance it will raise sufficient capital to fund its operations or fulfill the Agreement.

Certain information herein contains forward-looking statements that may involve risk and uncertainties. Registrant believes that its expectations are based on reasonable assumptions. However, no assurances can be given that its goals will be achieved. Factors that could cause actual results to differ materially include, but are not limited to, changes in federal, state and local regulations, new product introductions by competitors and changes in technology.

AGREEMENT FOR THE EXCHANGE OF COMMON STOCK


THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT
HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
(THE "1933 ACT"), NOR REGISTERED UNDER ANY STATE SECURITIES
LAW, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS
DEFINED IN RULE 144 UNDER THE 1933 ACT.  THE SECURITIES MAY
NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED
EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT
UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM
REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH
IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

AGREEMENT FOR THE EXCHANGE OF
COMMON STOCK

AGREEMENT made this 16th day of October, 2001, by and between Spicology, Inc., a California corporation, (the "ISSUER"), RICK FEINSTEIN
("Transferring Shareholder"), and for the benefit of the individual shareholders, (the "SHAREHOLDERS"), which SHAREHOLDERS own of all the issued and outstanding shares of LEFT BID.COM, INC., a Nevada corporation ("Left Bid").

In consideration of the mutual promises, covenants, and representations contained herein, and other good and valuable consideration,

THE PARTIES HERETO AGREE AS
FOLLOWS:

1.	EXCHANGE OF SECURITIES.

i. Subject to the terms and conditions of this Agreement, ISSUER agrees to issue to SHAREHOLDERS, a total of 7,449,000 shares of the common stock of ISSUER, and Transferring
Shareholder shall transfer to SHAREHOLDERS,
1,051,000 shares, $0.001 par value (the "Shares"), in exchange for 100% of the issued and outstanding shares of Left Bid, such that Left Bid shall become a wholly owned subsidiary of the ISSUER.

ii  Concurrent with the closing of this
agreement, ISSUER shall issue 350,000 shares to ZIRK ENGLEBRECHT and MATT GOHD as and for consultant's fees.

iii.  The exchange of shares contemplated
hereby is intended not to give rise to any taxable income to either Transferring Shareholder or Shareholders. The parties agree to take all necessary steps to assure that no taxable income results from this transaction.

2.	REPRESENTATIONS AND
WARRANTIES.	ISSUER represents and warrants
 to SHAREHOLDERS and Left Bid the following:


i.	Organization.	ISSUER is a
corporation duly organized, validly existing, and in good standing under the laws of California, and has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in California. All actions taken by the Incorporators, directors and shareholders of ISSUER have been valid and in accordance with the laws of the State of California. ISSUER is current in its reporting obligations to the Securities and Exchange
Commission.

ii.	Capital.	The authorized
capital stock of ISSUER consists of 100,000,000
shares of common stock, $0.001 par value, of which
2,201,000 are issued and outstanding.  All outstanding
shares are fully paid and nonassessable, free of liens,
encumbrances, options, restrictions (with the exception
of Rule 144 requirements) and legal or equitable rights
of others not a party to this Agreement.  Following this
closing, there shall be a total of 10,000,000 shares of
common stock of ISSUER issued and outstanding and
there will be no outstanding subscriptions, options,
rights, warrants, convertible securities, or other
agreements or commitments obligating ISSUER to
issue or to transfer from treasury any additional shares
of its capital stock.   None of the outstanding shares of
ISSUER are subject to any stock restriction agreements. All of the shareholders of ISSUER have valid title to such shares and acquired their shares in a lawful transaction and in accordance with the laws of California.

iii.	Financial Statements. 	The
financial statements of the Company have been prepared in accordance with generally accepted accounting principles consistently followed by
ISSUER throughout the periods indicated, and fairly present the financial position of ISSUER as of the date of the balance sheet and the financial statements, and the results of its operations for the periods indicated.
ISSUER is current in its filings with the Securities and Exchange Commission.

iv.	Absence of Changes.	Since the
date of the financial statements filed with the Securities and Exchange Commission, there has not been any change in the financial condition or operations of ISSUER, except changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

v.	Liabilities.	ISSUER does not
have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected on the ISSUERS' financial statement. ISSUER is not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving ISSUER or its common stock. There is no dispute of any kind between the ISSUER and any third party, and no such dispute will exist at the closing of this Agreement. At closing, ISSUER will be free from any and all liabilities, liens, claims and/or commitments.


vi.	Ability to Carry Out Obligations.
	ISSUER has the right, power, and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by Issuer and the performance by ISSUER of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which ISSUER or its shareholders are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause
ISSUER to be liable to any party, or (c) an event that would result in the creation or imposition or any lien, charge or encumbrance on any asset of ISSUER or upon the securities of ISSUER to be acquired by SHAREHOLDERS.

vii.	Full Disclosure.	None of
the representations and warranties made by the ISSUER, or in any certificate or memorandum furnished or to be furnished by the ISSUER, contains or will contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.

viii.	Contract and Leases.	ISSUER
is not currently carrying on any business and is not a party to any contract, agreement or lease. No person holds a power of attorney from ISSUER.

ix.	Compliance with Laws.
	ISSUER has complied with, and is not in
violation of any federal, state, or local statute, law, and/or regulation pertaining to ISSUER. ISSUER has complied with all federal and state securities laws in connection with the issuance, sale and distribution of its securities.

x.	Litigation.	ISSUER is not
(and has not been) a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation. To the best knowledge of the ISSUER, there is no basis for any such action or proceeding and no such action or proceeding is threatened against ISSUER and ISSUER is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

xi.	Conduct of Business.	Prior to
the closing, ISSUER shall conduct its business in the normal course, and shall not (1) sell, pledge, or assign any assets (2) amend its Articles of Incorporation or Bylaws, (3) declare dividends, redeem or sell stock or other securities, (4) incur any liabilities, (5) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or (6) enter into any other transaction.

xii.	Documents.	All minutes,
consents or other documents pertaining to ISSUER to be delivered at closing shall be valid and in accordance with the laws of California.

xiv.	Title.	The Shares to be issued
to SHAREHOLDERS will be, at closing, free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind, shall be issued pursuant to Regulation D, Section 506 and 4(2)of the Act and shall bear a Rule 144 legend. None of such Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such shares, except as provided in this Agreement, the ISSUER is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the securities to be issued to SHAREHOLDERS. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the issuance of the Shares to SHAREHOLDERS, impair, restrict or delay
SHAREHOLDERS' voting rights with respect to the Shares.

xv. SEC and State Security Filings.
Issuer
is current with all SEC and state filings.

3.	 SHAREHOLDERS and Left Bid
represent and warrant to ISSUER the following:


i.	Organization.	Left Bid  is a
corporation duly organized, validly existing, and in good standing under the laws of Nevada, has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in Nevada. All actions taken by the Incorporators, directors and shareholders of Left Bid have been valid and in accordance with the laws of Nevada.

ii.	Shareholders and Issued Stock.
Aden Enterprises, Inc. will deliver 100% of the capital stock of Left Bid, and enters into this agreement with the full authority and consent.

iii.	General Obligations.	Following
the closing, ISSUER shall comply with applicable federal and state securities laws.

iv.	Counsel.
	SHAREHOLDERS and Left Bid represent and
warrant that prior to Closing, that they are represented by independent counsel or have had the opportunity to retain independent counsel to represent them in this transaction.

4.	INVESTMENT INTENT.
	SHAREHOLDERS agree that the shares being issued pursuant to this Agreement may be sold, pledged, assigned, hypothecate or otherwise transferred, with or without consideration (a
"Transfer"), only pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of ISSUER. SHAREHOLDERS agree, prior to any transfer, to give written notice to ISSUER expressing his desire to effect the transfer and describing the proposed transfer.

5.	CLOSING.  The closing of this
transaction shall take place at the offices of the Issuer's counsel at 827 State Street, Suite 12, Santa Barbara,
California, on or before November 8, 2001.

6.	DOCUMENTS TO BE DELIVERED
AT CLOSING.

i.	By the ISSUER

(1)	Board of Directors Minutes
authorizing the issuance of a certificate or certificates for 7,449,000 Shares, registered in the names of the SHAREHOLDERS equal to their pro-rata Left Bid in Left Bid. All certificates shall be delivered promptly after closing.

(2)	The resignation of all officers of
ISSUER.

(3)	A Board of Directors resolution
appointing such person as SHAREHOLDERS
designate as a director(s) of ISSUER.

(4)	The resignation of all the
directors of ISSUER, except that of
SHAREHOLDER'S designee, dated subsequent to the resolution described in 3, above.


(5)	Current SEC filings of the
ISSUER, which shall include a current balance sheet and statements of operations, stockholders equity and cash flows for the twelve (12) month period then ended.

(6)	All of the business and corporate
records of ISSUER, including but not limited to correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meetings, financial statements, shareholder listings, stock transfer records, agreements and contracts.

(7)	Such other minutes of ISSUER's
shareholders or directors as may reasonably be required by SHAREHOLDERS.

(8)	An Opinion Letter from
ISSUER's Attorney attesting to the validity and condition of the ISS
UER.

ii.	By SHAREHOLDERS AND
Left Bid:

(1)	Delivery to the ISSUER, or to its
Transfer Agent, the issued and outstanding stock of Left Bid, with fully executed and medallioned stock powers and third party releases.

(2)	Consents signed by Aden
Enterprises, Inc. , and the remaining shareholders consenting to the terms of this Agreement.

iii. By Transferring Shareholder: Delivery of certificates representing the 1,051,000 shares of Spicology, with fully executed and medallioned stock powers.


7.	MISCELLANEOUS.

i.	Captions and Headings.
	The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

ii.	No oral change.	This
Agreement and any provision hereof, may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.


iii.	Non Waiver.	Except as
otherwise provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (I) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

iv.	Time of Essence.	Time is of
the essence of this Agreement and of each and every provision hereof.

v.	Entire Agreement.	This
Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.

vi.	Counterparts.	This Agreement
may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

viii.  	Notices.	All notices, requests,
demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, and by fax, as follows:

ISSUER:	Kenneth G. Eade, Esq.
827 State Street, Suite 12
Santa Barbara, CA 93101
Phone: (805) 560-9828
Fax:     (805) 560-3608

Left Bid:              Virgil K. Johnson, Esq.
                            Erickson & Sederstrom, P.C.
	                10330 Regency Parkway Dr, # 100
           		    Omaha, NE 68114
    Phone:(402) 390-7104
    Fax:    (402) 390-7137

IN WITNESS WHEREOF, the undersigned has
executed this Agreement this 8th day of November
2001.



Spicology, Inc.


		By:	/s/ Rick Feinstein
Rick Feinstein, President


Left Bid.com, Inc.


		By:	/s/ Michael S. Luther
Michael S. Luther,
            President





Transferring Shareholder



		By:	/s/ Rick Feinstein__
Rick Feinstein

ADEN ENTERPRISES,
INC.


By/s/ Michael S. Luther














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